MUELLER WATER PRODUCTS, INC. AND SUBSIDIARIES
SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES
(UNAUDITED)

	Quarter ended September 30, 2015
	Mueller Co.	Anvil	Mueller Technologies	Corporate	Total
	(dollars in millions)
GAAP Results:
Net sales	$192.0	$93.7	$25.7	$—	$311.4

Gross profit	$65.8	$25.5	$6.4	$—	$97.7
Selling, general and administrative expenses	20.4	16.9	8.2	7.7	53.2
Restructuring expenses	—	—	—	0.1	0.1
Operating income (loss)	$45.4	$8.6	$(1.8)	$(7.8)	$44.4

Capital expenditures	$7.4	$1.8	$1.9	$0.1	$11.2

Non-GAAP results:
Adjusted operating income (loss) and EBITDA:
Operating income (loss)	$45.4	$8.6	$(1.8)	$(7.8)	$44.4
Pension settlement	0.2	0.3	—	—	$0.5
Restructuring	—	—	—	0.1	0.1
Adjusted operating income (loss)	45.6	8.9	(1.8)	(7.7)	45.0
Depreciation and amortization	9.7	3.9	1.2	0.1	14.9
Adjusted EBITDA	$55.3	$12.8	$(0.6)	$(7.6)	$59.9

Adjusted operating margin	23.8%	9.5%	(7.0)%		14.5%
Adjusted EBITDA margin	28.8%	13.7%	(2.3)%		19.2%

	Quarter ended September 30, 2014
	Mueller Co.	Anvil	Mueller Technologies	Corporate	Total
	(dollars in millions)
GAAP results:
Net sales	$188.8	$107.7	$24.2	$—	$320.7

Gross profit	$63.2	$33.2	$4.9	$—	$101.3
Selling, general and administrative expenses	22.8	16.4	7.0	12.0	58.2
Restructuring expenses	0.3	(0.2)	—	—	0.1
Operating income (loss)	$40.1	$17.0	$(2.1)	$(12.0)	$43.0

Capital expenditures	$7.3	$2.2	$1.7	$0.2	$11.4

Non-GAAP results:
Adjusted operating income (loss) and EBITDA:
Operating income (loss)	$40.1	$17.0	$(2.1)	$(12.0)	$43.0
Restructuring	0.3	(0.2)	—	—	0.1
Adjusted operating income (loss)	40.4	16.8	(2.1)	(12.0)	43.1
Depreciation and amortization	9.7	3.6	0.8	0.1	14.2
Adjusted EBITDA	$50.1	$20.4	$(1.3)	$(11.9)	$57.3

Adjusted operating margin	21.4%	15.6%	(8.7)%		13.4%
Adjusted EBITDA margin	26.5%	18.9%	(5.4)%		17.9%

MUELLER WATER PRODUCTS, INC. AND SUBSIDIARIES
SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES
(UNAUDITED)

	Quarter ended June 30, 2015
	Mueller Co.	Anvil	Mueller Technologies	Corporate	Total
	(dollars in millions)
GAAP Results:
Net sales	$187.8	$89.2	$24.0	$—	$301.0

Gross profit	$67.9	$24.0	$4.3	$—	$96.2
Selling, general and administrative expenses	21.1	16.8	7.8	7.2	52.9
Loss on Walter receivable	—	—	—	11.6	11.6
Restructuring expenses	0.1	0.2	—	(0.1)	0.2
Operating income (loss)	$46.7	$7.0	$(3.5)	$(18.7)	$31.5

Capital expenditures	$4.8	$2.5	$1.9	$0.1	$9.3

Non-GAAP results:
Adjusted operating income (loss) and EBITDA:
Operating income (loss)	$46.7	$7.0	$(3.5)	$(18.7)	$31.5
Loss on Walter receivable	—	—	—	11.6	$11.6
Restructuring	0.1	0.2	—	(0.1)	0.2
Adjusted operating income (loss)	46.8	7.2	(3.5)	(7.2)	43.3
Depreciation and amortization	9.7	3.6	1.1	0.1	14.5
Adjusted EBITDA	$56.5	$10.8	$(2.4)	$(7.1)	$57.8

Adjusted operating margin	24.9%	8.1%	(14.6)%		14.4%
Adjusted EBITDA margin	30.1%	12.1%	(10.0)%		19.2%

	Quarter ended June 30, 2014
	Mueller Co.	Anvil	Mueller Technologies	Corporate	Total
	(dollars in millions)
GAAP results:
Net sales	$186.4	$104.5	$27.6	$—	$318.5

Gross profit	$62.8	$27.2	$7.3	$—	$97.3
Selling, general and administrative expenses	20.9	17.7	6.8	9.9	55.3
Restructuring expenses	0.1	—	0.1	—	0.2
Operating income (loss)	$41.8	$9.5	$0.4	$(9.9)	$41.8

Capital expenditures	$3.6	$2.2	$1.4	$—	$7.2

Non-GAAP results:
Adjusted operating income (loss) and EBITDA:
Operating income (loss)	$41.8	$9.5	$0.4	$(9.9)	$41.8
Restructuring	0.1	—	0.1	—	0.2
Adjusted operating income (loss)	41.9	9.5	0.5	(9.9)	42.0
Depreciation and amortization	9.5	3.5	0.9	0.1	14.0
Adjusted EBITDA	$51.4	$13.0	$1.4	$(9.8)	$56.0

Adjusted operating margin	22.5%	9.1%	1.8%		13.2%
Adjusted EBITDA margin	27.6%	12.4%	5.1%		17.6%

MUELLER WATER PRODUCTS, INC. AND SUBSIDIARIES
SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES
(UNAUDITED)

	Quarter ended March 31, 2015
	Mueller Co.	Anvil	Mueller Technologies	Corporate	Total
	(dollars in millions)
GAAP Results:
Net sales	$177.3	$91.1	$21.9	$—	$290.3

Gross profit	$54.1	$25.5	$2.5	$—	$82.1
Selling, general and administrative expenses	21.7	18.1	7.1	8.9	55.8
Restructuring expenses	—	0.2	0.1	0.4	0.7
Operating income (loss)	$32.4	$7.2	$(4.7)	$(9.3)	$25.6

Capital expenditures	$4.9	$3.4	$1.5	$—	$9.8

Non-GAAP results:
Adjusted operating income (loss) and EBITDA:
Operating income (loss)	$32.4	$7.2	$(4.7)	$(9.3)	$25.6
Restructuring	—	0.2	0.1	0.4	0.7
Adjusted operating income (loss)	32.4	7.4	(4.6)	(8.9)	26.3
Depreciation and amortization	9.7	3.6	1.0	0.1	14.4
Adjusted EBITDA	$42.1	$11.0	$(3.6)	$(8.8)	$40.7

Adjusted operating margin	18.3%	8.1%	(21.0)%		9.1%
Adjusted EBITDA margin	23.7%	12.1%	(16.4)%		14.0%

	Quarter ended March 31, 2014
	Mueller Co.	Anvil	Mueller Technologies	Corporate	Total
	(dollars in millions)
GAAP results:
Net sales	$165.8	$96.8	$25.5	$—	$288.1

Gross profit	$49.4	$27.1	$5.7	$—	$82.2
Selling, general and administrative expenses	20.8	18.5	6.5	8.4	54.2
Restructuring expenses	1.6	1.1	—	—	2.7
Operating income (loss)	$27.0	$7.5	$(0.8)	$(8.4)	$25.3

Capital expenditures	$4.8	$4.1	$1.7	$0.2	$10.8

Non-GAAP results:
Adjusted operating income (loss) and EBITDA:
Operating income (loss)	$27.0	$7.5	$(0.8)	$(8.4)	$25.3
Restructuring	1.6	1.1	—	—	2.7
Adjusted operating income (loss)	28.6	8.6	(0.8)	(8.4)	28.0
Depreciation and amortization	9.3	3.6	0.8	0.1	13.8
Adjusted EBITDA	$37.9	$12.2	$—	$(8.3)	$41.8

Adjusted operating margin	17.2%	8.9%	(3.1)%		9.7%
Adjusted EBITDA margin	22.9%	12.6%	—%		14.5%

MUELLER WATER PRODUCTS, INC. AND SUBSIDIARIES
SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES
(UNAUDITED)

	Quarter ended December 31, 2015
	Mueller Co.	Anvil	Mueller Technologies	Corporate	Total
	(dollars in millions)
GAAP Results:
Net sales	$145.1	$97.1	$19.6	$—	$261.8

Gross profit	$41.3	$26.1	$3.9	$—	$71.3
Selling, general and administrative expenses	20.8	18.9	6.8	8.5	55.0
Restructuring expenses	8.1	—	—	0.1	8.2
Operating income (loss)	$12.4	$7.2	$(2.9)	$(8.6)	$8.1

Capital expenditures	$3.4	$2.6	$1.2	$—	$7.2

Non-GAAP results:
Adjusted operating income (loss) and EBITDA:
Operating income (loss)	$12.4	$7.2	$(2.9)	$(8.6)	$8.1
Restructuring	8.1	—	—	0.1	8.2
Adjusted operating income (loss)	20.5	7.2	(2.9)	(8.5)	16.3
Depreciation and amortization	9.7	3.6	0.9	0.1	14.3
Adjusted EBITDA	$30.2	$10.8	$(2.0)	$(8.4)	$30.6

Adjusted operating margin	14.1%	7.4%	(14.8)%		6.2%
Adjusted EBITDA margin	20.8%	11.1%	(10.2)%		11.7%

	Quarter ended December 31, 2014
	Mueller Co.	Anvil	Mueller Technologies	Corporate	Total
	(dollars in millions)
GAAP results:
Net sales	$138.1	$92.4	$26.9	$—	$257.4

Gross profit	$36.7	$25.4	$5.0	$—	$67.1
Selling, general and administrative expenses	18.8	18.1	6.9	9.2	53.0
Restructuring expenses	0.1	—	—	—	0.1
Operating income (loss)	$17.8	$7.3	$(1.9)	$(9.2)	$14.0

Capital expenditures	$3.1	$3.1	$1.3	$—	$7.5

Non-GAAP results:
Adjusted operating income (loss) and EBITDA:
Operating income (loss)	$17.8	$7.3	$(1.9)	$(9.2)	$14.0
Restructuring	0.1	—	—	—	0.1
Adjusted operating income (loss)	17.9	7.3	(1.9)	(9.2)	14.1
Depreciation and amortization	9.5	3.5	1.6	0.1	14.7
Adjusted EBITDA	$27.4	$10.8	$(0.3)	$(9.1)	$28.8

Adjusted operating margin	13.0%	7.9%	(7.1)%		5.5%
Adjusted EBITDA margin	19.8%	11.7%	(1.1)%		11.2%

MUELLER WATER PRODUCTS, INC. AND SUBSIDIARIES
SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES
(UNAUDITED)

	Year ended September 30, 2015
	Mueller Co.	Anvil	Mueller Technologies	Corporate	Total
	(dollars in millions)
GAAP Results:
Net sales	$702.2	$371.1	$91.2	$—	$1,164.5

Gross profit	$229.1	$101.1	$17.1	$—	$347.3
Selling, general and administrative expenses	84.0	70.7	29.9	32.3	216.9
Loss on Walter receivable expenses	—	—	—	11.6	11.6
Restructuring expenses	8.2	0.4	0.1	0.5	9.2
Operating income (loss)	$136.9	$30.0	$(12.9)	$(44.4)	$109.6

Capital expenditures	$20.5	$10.3	$6.5	$0.2	$37.5

Non-GAAP results:
Adjusted operating income (loss) and EBITDA:
Operating income (loss)	$136.9	$30.0	$(12.9)	$(44.4)	$109.6
Loss on Walter receivable	—	—	—	11.6	11.6
Restructuring	8.2	0.4	0.1	0.5	9.2
Pension settlement	0.2	0.3	—	—	0.5
Adjusted operating income (loss)	145.3	30.7	(12.8)	(32.3)	130.9
Depreciation and amortization	38.8	14.7	4.2	0.4	58.1
Adjusted EBITDA	$184.1	$45.4	$(8.6)	$(31.9)	$189.0

Adjusted operating margin	20.7%	8.3%	(14.0)%		11.2%
Adjusted EBITDA margin	26.2%	12.2%	(9.4)%		16.2%

	Year ended September 30, 2014
	Mueller Co.	Anvil	Mueller Technologies	Corporate	Total
	(dollars in millions)
GAAP results:
Net sales	$679.1	$401.4	$104.2	$—	$1,184.7

Gross profit	$212.1	$112.9	$22.9	$—	$347.9
Selling, general and administrative expenses	83.3	70.7	27.2	39.5	220.7
Restructuring expenses	2.1	0.9	0.1	—	3.1
Operating income (loss)	$126.7	$41.3	$(4.4)	$(39.5)	$124.1

Capital expenditures	$18.8	$11.6	$6.1	$0.4	$36.9

Non-GAAP results:
Adjusted operating income (loss) and EBITDA:
Operating income (loss)	$126.7	$41.3	$(4.4)	$(39.5)	$124.1
Restructuring	2.1	0.9	0.1	—	3.1
Adjusted operating income (loss)	128.8	42.2	(4.3)	(39.5)	127.2
Depreciation and amortization	38.0	14.2	4.1	0.4	56.7
Adjusted EBITDA	$166.8	$56.4	$(0.2)	$(39.1)	$183.9

Adjusted operating margin	19.0%	10.5%	(4.1)%		10.7%
Adjusted EBITDA margin	24.6%	14.1%	(0.2)%		15.5%